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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Optelecom, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF THE
STOCKHOLDERS OF
OPTELECOM, INC.

To the Stockholders of Optelecom, Inc.

The Annual Meeting of Stockholders of Optelecom, Inc (the "Company") will be held at the Company's corporate office locate at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, on May 2, 2005, commencing at 1:30 p.m. for the following purposes:

  1.
  To elect two directors to the Board of Directors to serve for a term ending at the 2008 Annual Meeting and until their successors have been elected and qualified, and;

  2.
  To increase the number of shares of the Company's common stock available for award under    the Optelecom, Inc. 2002 Stock Option Plan from 500,000 shares to 800,000 shares; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders, who will be entitled to notice of, and vote at, the Annual Meeting, or any adjournment thereof, is March 11, 2004. The stock transfer books of the Company will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please execute the enclosed proxy and mail it promptly. Should you attend the meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

Optelecom, Inc.

By:
James Armstrong
Corporate Secretary
Germantown, Maryland
March 28, 2005

OPTELECOM, INC.
12920 Cloverleaf Center Drive, Germantown, Maryland, 20874

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 2, 2005

This proxy statement is furnished to the stockholders of Optelecom, Inc., a Delaware corporation
(the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Monday, May 2, 2005 at the Company's corporate office locate at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, commencing at 1:30 p.m. and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors (the "Board") does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about March 28, 2005.

        A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2004, accompanies this proxy statement.

OPTELECOM, INC.
12920 Cloverleaf Center Drive
Germantown, MD 20874
(Address of Principal Executive Office)

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 2, 2005

GENERAL

Solicitation of Proxies

        This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Optelecom, Inc. (the "Company") of proxies to be voted at an Annual Meeting of Stockholders. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

        The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is March 28, 2005.

Time and Place of Meeting

        The Annual Meeting of Stockholders will be held at the corporate headquarters of the Company located at 12920 Cloverleaf Center Drive, Germantown, Maryland 20874 on May 2, 2005 at 1:30 PM local time.

Voting and Revocation of Proxies

        All shares of Common Stock, $0.03 par value (the "Common Stock") represented by effective proxies will be voted at the meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted in favor of proposals 1 and 2. With respect to any other matter that may properly come before the meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

        The holders of 33 1/3% of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. (See Securities Entitled to Vote and Record Date for the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting of Stockholders if a quorum is not obtained by the date set for the meeting. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

        Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

Securities Entitled to Vote and Record Date

        The Board of Directors has fixed the close of business on March 11, 2005 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date the Company had 3,202,627 shares of Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 11, 2005 by each director, nominee for director, and all directors, and officers as a group. The Company does not know of any person who owns beneficially more than 5% of the outstanding shares of the Company's Common Stock.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially(1)		Percent of Class
Walter R. Fatzinger, Jr.	11,500	(2)	*
Robert Urso	12,000	(2)	*
David R. Lipinski	35,000	(2)	.011%
Edmund D. Ludwig	156,477	(2)(3)	.049%
Carl Rubbo, Jr.	28,000	(2)	*
James Armstrong	53,108	(2)	.017%
All directors and Executive Officers as a group (6 persons)	296,085	(1)(2)(3)	.092%

*
Less than 1%

(1)
For purposes of this proxy statement "beneficial ownership" of a security exists when a person directly or indirectly has or shares "investment power", which includes the power to dispose or direct the disposition of such security, or "voting power", which includes the power to vote or direct the voting of such security. Except as otherwise listed below, the address of each person is c/o the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874.

(2)
Includes shares of Common Stock that were subject to options entitling the holder to acquire the shares subject thereto within 60 days of March 11, 2005. On that date Messrs. Ludwig, Armstrong, Lipinski, Fatzinger, Rubbo and Urso held such options for the purchase of 60,000, 52,500, 31,250, 9,000, 18,000 and 11,000 shares respectively.

(3)
Includes 23,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig.

ELECTION OF DIRECTORS

PROPOSAL 1—COMPANY PROPOSAL TO ELECT TWO DIRECTORS

        Our Articles of Incorporation divide our Board into three classes, as nearly equal in number of directors in each class as the then total number of directors constituting the Board permits, with the term of office of one class expiring each year. One class of directors is elected each year to serve for a term of three years and until successors are duly qualified.

        The terms of Carl Rubbo, Jr. and Walter R. Fatzinger, Jr. as directors will expire at the Annual Meeting of Stockholders. The Board has nominated both Mr. Rubbo and Mr. Fatzinger to serve on the Board for a three-year term to expire at the Annual Meeting of Stockholders in 2008 and until their successors are elected. Mr. Rubbo is currently chairman of the Audit Committee and a member of the Compensation Committee and Mr. Fatzinger is a member of the Audit Committee.

        The Company currently does not have a standing Nominating Committee. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested outside Directors and voted upon by all disinterested Board members.

        The nominees have both indicated that they are willing and able to serve as directors if elected. If either of the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominee(s) by a majority of the disinterested outside Directors.

Required Stockholder Vote

        The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

        The Board of Directors recommends a vote FOR the election of both Mr. Rubbo and Mr. Fatzinger under this proposal.

        Set forth in the table below is certain information regarding the nominee and each person whose term of office will continue after the meeting.

Name, Age, Position with the Company, and Principal Occupation during Last 5 Years	Present Term Expires at Annual Meeting in	Year in Which Service as a Director Began
James Armstrong, 48—Chief Financial Officer of the Company from September 25, 2002 to present; Controller of the Company from June 2001 to September 25, 2002; Director of Financial Planning and Analysis of Kinkos.com from August 1999 through January 2001; Chief Financial Officer of PC Data, Inc. from April 1998 through August 1999	2006	2001

David R. Lipinski, 53—Assistant Vice President, Business Banking, Fifth Third Bank from September 2004 to present; Management Consultant in corporate finance and strategic business development from June 2004 to September 2004; Vice President of Spire Corporation from August 2003 to May 2004; Management Consultant in corporate finance and strategic business development from October 2002 to August 2003; Vice President for Corporate Development of Stratos Lightwave from June 2000 to October 2002; Executive Director for Corporate Development of Methode Electronics, Inc. from April 1996 to June 2000	2007	2000
Edmund D. Ludwig, 64—President and CEO of the Company since December 14, 2001; Executive Vice President of Operations of the Company from October 2000 to December 14, 2001; Chief Executive Officer of the Company from May 2000 to October 2000; President and Chief Executive Officer of the Company from January 1991 to May 2000	2007	1980
Carl Rubbo, Jr., 45—Managing Member, BTO Towers Series 25, LLC from January 2001 to present; Vice President and CFO of Capital Programs Management, Inc. from August 1999 to January 2002; Vice President of Branch Banking &Trust Company and Senior Vice President of Franklin National Bank from May 1996 to August 1999; Senior Vice President of Chevy Chase Federal Savings Bank from 1994 to May 1996	2005	1999
Robert Urso, 49—President and CEO of KEI Pearson, Inc. from December 2003 to present; President and COO of L-3 EER Systems, Inc. from October 2001 to December 2003; Vice President and General Manager of DynCorp Technical Services, LLC from February 2000 to October 2001; Senior Vice President and General Manager with Analysis & Technology, Inc. (Anteon) from September 1995 to January 2000.	2006	2004
Walter R. Fatzinger, Jr., 63—Vice Chairman and Director of ASB Capital Management, Inc. from 2002 to present; prior to December 31, 2002, served as President and CEO of ASB Capital Management, Inc.; Executive Vice President of Chevy Chase Bank, F.S.B. from 1999 to 2002; President of First National Bank of Maryland's Greater Washington Region and Executive Vice President of First National Bank of Maryland's Institutional Bank from 1994 to 1999.	2005	2004

PROPOSAL 2—APPROVAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARD UNDER THE OPTELECOM, INC. 2002 STOCK OPTION PLAN

        On May 7, 2002, the stockholders approved the Optelecom, Inc. 2002 Stock Option Plan (the "Stock Option Plan"), which became effective on June 1, 2002. On February 15, 2005, the Board of Directors adopted a resolution increasing the number of shares of Common Stock available for award under the Stock Option Plan from 500,000 shares to 800,000 shares and directed that the Stock Option Plan be submitted to a vote of the stockholders at the Annual Meeting. If approved by the stockholders, the increase in the number of shares available under the Stock Option Plan will become effective June 1, 2005. On March 10, 2005, the closing sale price reported on the NASDAQ Stock Market for a share of the Common Stock was $10.13. The Board of Directors recommends a vote For this proposal.

        The Board of Directors believes that the continued success of the Company depends upon its ability to attract and retain highly qualified and competent key employees and consultants and that stock options and other awards enhance that ability and provide motivation to employees and selected consultants to advance the interest of the Company and its stockholders. The Company has issued and will continue to issue options and Restricted Stock awards under the Stock Option Plan in the ordinary course of business to attract, retain and motivate employees and consultants as it deems such issuance to be appropriate. The Board of Directors believes that the additional shares authorized for issuance under the Stock Option Plan are necessary to facilitate the Company's growth. Other than the Stock Option Plan, the Company has no other employee stock option plan. As of March 10, 2005, the Company has issued 377,014 shares under the Stock Option Plan.

        The following summary of certain features of the Stock Option Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Exhibit A attached hereto.

Generally

        The Stock Option Plan is a flexible plan that provides the Compensation Committee ("Committee") broad discretion to fashion the terms of awards to provide employees with such stock-based incentives as the Committee deems appropriate. It permits the issuance of awards in the form of (i) Incentive Stock Options ("Qualified Options"), (ii) Non-Qualified Stock Options ("NQSOs" or "Options") and (iii) Restricted Stock.

Administration

        The Stock Option Plan is administered by the Compensation Committee which consist of not less than three non-employee directors of the Company (notwithstanding the above, at any time that the Company has less than three non-employee directors, the Committee will consist of such lesser number of non-employee directors). Subject to the express provisions of the Stock Option Plan, the Committee has sole discretion and authority to determine from among eligible employees and selected consultants those to whom and the time or times at which (i) Options may be granted, the type (i.e Qualified Options or NQSOs) and the number of shares of Stock that will be subject to each Option, and/or (ii) Restricted Stock will be granted and the number of such shares that will be granted to each such employee and/or consultant and all other terms and conditions related to such Restricted Stock. Subject to the express provisions of the Plan, the Committee also has complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Stock Option Agreement and Restricted Stock Award Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

Eligibility

        In general, all full-time employees of the Company or any subsidiary of the Company and selected consultants as determined by the Committee are eligible to receive awards under the Stock Option Plan.

Number of Shares Available

        The Stock Option Plan currently provides for the grant of up to 500,000 shares of Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under the Stock Option Plan. In the event of a stock dividend, stock split, recapitalization or similar event, the Committee will equitably adjust the aggregate number of shares subject to the Stock Option Plan and the number, class and price of shares subject to awards that are outstanding.

Amendment and Termination

        The Stock Option Plan may be amended, modified or terminated by the Board of Directors, except that certain amendments relating to SEC rulings, NASDAQ or other securities exchange requirements, changes in eligibility, increases in the number of shares, or reduction of the minimum option price, require stockholder approval. Unless earlier terminated by the Board of Directors or stockholders, the Stock Option Plan will terminate on May 31, 2012.

Awards Under the Stock Option Plan

Options

        The Compensation Committee, in its sole discretion, determines the type of Options awarded with each grant, i.e. Qualified Options or NQSOs. The Committee, in its discretion determines the number of shares of Common Stock subject to Options to be granted to each participant. Options granted under the Stock Option Plan provide for the purchase of Common Stock at prices determined by the Committee, but in any event not less then 50% of the fair market value thereof on the date the Stock Option is granted. However, if the Committee grants a Stock Option at a price less than 85% of its fair market value on the specified date, the Committee shall include in the minutes of the meeting at which it approved such grant, or in the written consent of the Committee which evidences the approval of the grant, its reasons for selecting such lesser Option price.

        If the Option is granted pursuant to Article VII of the Stock Option Plan (see Options Linked to Performance Incentives below) the exercise price will be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

        Each Option expires at the earlier of (a) the date five (5) years after the date of grant, (b) thirty (30) days after an Optionee's employment or engagement is terminated as a result of a layoff; (c) the first date when the Optionee is no longer an employee or consultant of the Company or any Subsidiary by reason of his or her voluntary termination; or (d) the date notice is given to an Optionee that he or she is being terminated for cause. A termination is not deemed voluntary if it results from the Optionee's death or disability or if the Optionee is terminated by the Company without cause. For purposes of the Plan, "disability" means a medically-determinable physical or mental impairment which can be expected to result in death or has lasted (or can be expected to last) for a continuous period of not less than 12 months and which renders the Optionee unable to reasonably perform those functions for the Company (or any Subsidiary) for which he or she was responsible immediately prior to such disability.

        Stock Options are exercisable in installments as follows: (i) commencing with the granting of an Option, to the extent of 25% of the total number of shares subject to the Option; (ii) commencing with the date one year from the granting of an Option, to the extent of an additional 50% of the total number of shares subject to the Option; and (iii) commencing with the date two years from the granting of the Option, to the extent of the remaining 25% of the total number of shares subject to the Option. To the extent not exercised, installments accumulate and are exercisable, in whole or in part, in any subsequent period. The Committee may in its sole discretion waive any or all of the time periods for exercise of Options or provide for different exercise times, whether more or less stringent. Such waivers or variations will be for individual cases as the Committee determines, and no waiver or variance will be deemed precedent for any other Option. In no event will any Option be exercisable more than five years from the date it is granted.

        No Option can be transferred by the Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option is exercisable only by him or her.

Options Linked to Performance Incentives

        The Committee has the right, from time to time, to establish individual performance programs that are linked to Qualified Options under the Stock Option Plan. Each performance program will contain the following elements:

          (a)   It shall be in writing.

          (b)   It shall state specific goals for that Optionee.

          (c)   It shall state the beginning and ending date of the performance measurement period.

          (d)   It shall state the number of shares related to accomplishment of each goal.

          (e)   At the end of the performance measurement period, management will evaluate the Optionee's performance and determine what percent of each goal the employee has accomplished. Management will apply each such percentage to the number of shares related to such goal.

          (f)    The Committee shall grant an Option to the Optionee based on management's evaluation as set forth in items (d) and (e) above.

          (g)   The Stock Option Agreement will be identical to all other Stock Option Agreements issued pursuant to the Plan except that the exercise price will be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

Restricted Stock

        The Committee may, from time to time, grant Restricted Stock to employees and/or consultants of the Company or its subsidiaries. Each grant of Restricted Stock will be evidenced by a written Restricted Stock Award Agreement between the participant and the Company setting forth the terms and conditions of the grant as determined by the Committee, in its discretion, to be necessary or desirable. Terms may include a requirement for payment by the participant to the Company for the Restricted Stock that is granted.

        Each grant of Restricted Stock will be subject to restrictions, determined by the Committee in its discretion, for a period of at least one (1) year (the "Restricted Period"). Such restrictions may include only the requirement of continued employment or may include other financial performance-based criteria established by the Committee. The Restricted Stock will be forfeitable (and all rights of the participant in the Restricted Stock will terminate) unless the participant has remained a full-time employee of the Company or any of its subsidiaries until the expiration of the Restricted Period and any other conditions prescribed by the Committee are met. However, the Committee may, after a grant, in its discretion, shorten the Restricted Period or waive any condition to the lapse of the restrictions. The Restricted Stock Award Agreement may, at the discretion of the Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of the participant's employment by reason of his or her death, disability, retirement or discharge without cause.

        During the Restricted Period, the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of Restricted Stock, except as follows. Cash dividends will be paid either in cash or in Restricted Stock, as the Committee determines. In addition, the Restricted Stock may not be transferred, assigned or encumbered unless and until all restrictions have lapsed. The Restricted Stock will be forfeited to the Company if all conditions to the lapse of the restrictions have not been met or waived at or prior to the expiration of the Restricted Period.

Changes in Control

        Upon the occurrence of certain change in control events (i) all Stock Options outstanding will become immediately exercisable and (ii) all restrictions on Restricted Stock will immediately lapse.

Federal Tax Consequences

The following discussion is intended to provide an overview of the U.S. federal income tax laws that are generally applicable to the Stock Option Plan as of the date of this proxy statement. People or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

Qualified Stock Options

        Under the Internal Revenue Code of 1986 (the "Code"), if shares of Common Stock are issued to the original holder of an incentive stock option granted and exercised in accordance with an incentive stock option plan within the meaning of section 422 of the Code, and exercised during employment or within three months after the participant's termination of employment (12 months in the case of permanent and total disability as defined in the Code), then (1) no income will be realized by such holder at the time of the grant of the option or the transfer of such shares to such holder pursuant to the exercise of such option; (2) for purposes of the alternative minimum tax, the holder will have alternative minimum taxable income resulting from the exercise of the option, and tax basis in the shares received on exercise of the option, determined at the same time and in the same amount as if the option were a nonqualified option (so that, for example, alternative minimum taxable income will generally be based on the value of the shares on the date of exercise of the option); (3) no deduction will be allowable to the employer for Federal income tax purposes in connection with the grant or exercise of such option; and (4) upon a sale or exchange of such shares after the later of (a) one year from the date of transfer of the shares to the original holder and (b) two years from the date of the grant of the option, any amount realized by such holder in excess of the option price will be taxed to the holder as long-term capital gain, and any loss sustained by the holder will be a long-term capital loss.

        If such shares are disposed of before the holding period requirements in clause (4) above are satisfied, then (i) the holder will recognize taxable ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time of the option's exercise (or the proceeds of the disposition, if less) over the option price; (ii) subject to the limitations described below, the employer will be entitled to a deduction in the amount of the ordinary income so recognized; (iii) the holder will realize short- or long-term capital gain or loss, as the case may be, in an amount equal to the difference between (x) the amount realized by the holder upon sale or exchange of the shares and (y) the option price paid by the holder increased by the amount of ordinary income, if any, realized by the holder; and (iv) the alternative minimum tax calculation described above will nevertheless still apply in the year of exercise, although if the shares are sold to an unrelated party in the taxable year of exercise there should generally be no adverse effect because the alternative minimum taxable income will then be limited to the taxable gain on the sale as determined for regular tax purposes.

Non-Qualified Stock Options

        There are generally no federal tax consequences either to the employee receiving an NQSO (the "Optionee") or to the Company upon the grant of an NQSO. On exercise of an NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a NQSO will generally result in a capital gain or loss for the Optionee, but will have no tax consequences for the Company.

Restricted Stock

        The Company is of the opinion that the participant will realize compensation income in an amount equal to the fair market value of the Restricted Stock (whether received as a grant or as a dividend), less any amount paid for such Restricted Stock, at the time when the participant's rights with respect to such Restricted Stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Internal Revenue Code, to be taxed on the Restricted Stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the participant during the Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Internal Revenue Code in the amount and at the time that compensation income is realized by the participant.

        The amount of income realized by each participant and the amount of the deduction available to the Company will be affected by any change in the market price of the Common Stock during the limitation period.

        As of March 10, 2005, options representing 377,014 shares of Common Stock have been awarded under the Optelecom, Inc. 2002 Stock Option Plan. It is not possible to determine the benefits or amounts that will be received by any persons or groups of persons under the Stock Option Plan or that would have been received had it been in effect during the last fiscal year.

Required Stockholder Vote

        The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to approve the increase in the number of shares available under the 2002 Stock Option Plan from 500,000 shares of Common Stock to 800,000 shares of Common Stock.

        The Board of Directors recommends the stockholders vote FOR this proposal.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors held nine (9) meetings during 2004 and all directors attended at least 75% of such meetings. The Board currently has a Compensation Committee and an Audit Committee. The Board does not have a standing Nominating Committee. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested outside Directors and voted upon by all disinterested Board members.

Compensation Committee

        The Compensation Committee met three (3) times during 2004. Current members of the Compensation Committee are Robert F. Urso, Carl J. Rubbo, Jr., Walter Fatzinger, Jr., and David R. Lipinski, who is chairman. The functions of the Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. It also administers the Company's stock option and other compensation plans.

Compensation Committee Report on Executive Compensation

Compensation Philosophy

        Our executive compensation program is administered by the Compensation Committee of our Board of Directors. Our Compensation Committee is currently composed of four (4) non-employee directors. The compensation committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our Stock Option Plan. The objectives of the committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

        Our compensation program is designed to attract, retain, inspire and reward executive officers who contribute to its overall success. The Committee adheres to the following philosophy regarding compensation of the Company's executive officers:

  •
  to provide competitive total pay opportunities in order to attract, retain, and motivate high quality executive talent critical to the Company's success;

  •
  to pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

  •
  to create a mutuality of interest between executives and shareholders through a stock option program; and

  •
  to focus the executive's attention on overall corporate objectives as well as the executive's specific operational objectives.

        As the industry in which the Company operates can be extremely competitive, the compensation committee believes that the compensation programs for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company, and should be determined within the competitive environment within which the Company is situated and based on the achievement of business objectives, individual contribution, and financial performance. The committee's goals are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of financial, division, and individual performance goals, and aligns the interests of the executive officers with those of the company by providing them with an equity stake in the Company. Compensation is designed to fall within the central tendency of the range of that paid to comparable executives in other similarly sized and like industry corporations.

Components of Executive Compensation

        The compensation program for the Company's executive officers consists of the following components:

  •
  base salary;

  •
  long-term stock option incentives; and

  •
  incentive bonus.

Base Salary

        The Compensation Committee reviewed and approved salaries for the Chief Executive Officer and the other persons named in the Summary Compensation Table during fiscal 2004. Base salaries were established by the Compensation Committee based upon competitive compensation data for similar public companies, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The Compensation Committee based its determination of Mr. Ludwig's salary on both Mr. Ludwig's duties and responsibilities and the salaries paid to chief executive officers of peer companies of comparable size within the advanced technology industry.

Long-Term Stock Option Incentives

        The Compensation Committee provides the Company's executive officers with long-term incentive compensation through grants of options to purchase the Company's common stock. The goal of the long-term stock option incentive program is to align the interests of executive officers with those of the Company's stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term stock option incentive plan is to tie the number of stock options awarded to each employee in the plan to the performance of the Company and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company establishes a target option award based upon each executive officer's position, responsibilities, and historical and expected future contributions to our company. The option awards are then determined by comparing actual Company performance with specific Company-based performance goals, as well as to individual performance goals, measured at the end of the fiscal year. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company.

        During 2004, the Financial Accounting Standards Board issued and subsequently revised standards requiring companies to recognize certain expenses related to stock options. The Committee and the Company are in process of evaluating whether to continue to use stock options as incentives to the extent used in the past or whether to substitute restricted stock grants for some or all stock option grants.

Incentive Bonus

        The Compensation Committee reviewed and approved the Company's Management Bonus Plan for the Chief Executive Officer, the persons named in the Summary Compensation Table, and other management level employees. Our Chief Executive Officer's bonus is determined by the Compensation Committee, without participation by him. Bonus payments to our Chief Financial Officer and other management personnel are determined by the Compensation Committee in consultation with our Chief Executive Officer. The goal of the incentive bonus plan is to tie a portion of the compensation of each employee in the plan to the performance of the Company, and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company's bonus plan establishes a target bonus calculated as a percentage of the employee's base salary. The bonus amounts then are determined by specific Company-based performance goals, as well as to individual performance goals, measured at the end of the fiscal year. A significant portion of each executive officer's potential annual compensation is a performance-based bonus.

Special Tax Consideration—Section 162(m)

        The Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless compensation is performance-based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m).

Salary

        The President's base salary for 2004 was $220,000, a bonus of $156,100, and an automobile allowance of $500 per month. There was no additional compensation.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee during 2004 was an officer or employee of the Company, or any of its subsidiaries, or was formerly an officer of the Company or any of it subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. Furthermore, none of the other executive officers, directors or Compensation Committee members of the Company currently serve, or have in the past served, on the compensation committee of any company whose directors and executive officers have served on the Company's Compensation Committee.

        The members of the Compensation Committee of the Company respectfully submit this report.

                COMPENSATION COMMITTEE
                David R. Lipinski Chairman
                Carl J. Rubbo, Jr.
                Robert F. Urso
                Walter R. Fatzinger, Jr.

Report of the Audit Committee and Audit Fees

Report of the Audit Committee

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        The Audit Committee ("Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors, and is composed of three independent Directors who are not officers and employees of the Company. The Audit Committee met five (5) times in 2004, and operates under a written charter adopted by the Board of Directors. The Audit Committee recently adopted an Audit Committee Charter, which is attached as Appendix A to these proxy materials.

        All current members of the Company's Audit Committee are independent within the meaning of the NASDAQ listing standards and the rules of the Securities and Exchange Commission. The rules of the Securities and Exchange Commission and the NASDAQ listing standards generally require that the Company maintain an audit committee of at least three independent directors.

        Our Board of Directors has determined that both Messrs. Carl Rubbo, Jr. and David Lipinski are "audit committee financial expert" as defined by the Securities and Exchange Commission.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the Company's financial reporting and controls and procedures and the certifications by the Company's Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Audit Committee under United States generally accepted auditing standards. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with the independent auditors. The Audit Committee has also discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

        The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors their independence. The Audit Committee reviews and approves any non-auditing services to be provided by Grant Thornton LLP prior to the firm being retained to perform such services.

        We are not employees of the Company and we are not accountants or auditors by profession. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the company's financial statements has been carried out in accordance with United States generally accepted auditing standards or that our Company's independent accountants are in fact "independent".

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                AUDIT COMMITTEE
                Carl Rubbo, Jr., Chairman
                Walter R. Fatzinger, Jr.
                David Lipinski
                Robert Urso

Independent Public Accountants

        The Audit Committee selected Grant Thornton LLP as independent public accountants for the Company for the year ending December 31, 2004. Grant Thornton LLP has served as independent public accountants for the Company since November, 2003. To the knowledge of the Company, at no time has Grant Thornton LLP had any direct or indirect financial interest in or any connection with the Company other than in connection with services rendered to the Company.

        The selection of Grant Thornton LLP was made by the Audit Committee, which is composed wholly of outside Directors. The Audit Committee meets periodically with the Company's Chief Financial Officer and independent public accountants to review the scope and results of the audit function and to set the policies relating to audit scope and estimated fees for the coming year.

        The Company anticipates that a representative of Grant Thornton LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

Independent Public Accountants' Fees

        Audit Fees.    The aggregate for professional services rendered by Grant Thornton and the Company's previous independent auditors in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2004 fiscal year was approximately $74,953.

        Audit Related Fees.    Grant Thornton did not bill us for any assurance and related services reasonably related to the performance of the audit or review of our financial statements which are not disclosed above.

        Tax Fees.    The aggregate tax fees billed by Grant Thornton and the Company's previous independent auditors during 2003 and 2004 for tax services related to us were $33,790.

        Financial Information Systems Design and Implementation Fees.    There were no professional services rendered by Grant Thornton or the previous independent public accountants in the fiscal year 2004 relating to financial information systems design and implementation.

        All Other Fees.    None. There were no other types of services rendered by Grant Thornton and the Company's previous independent auditors during either 2003 or 2004.

        Other Fees.    The aggregate fees for all other services, such as consultation related to tax planning and compliance rendered by Grant Thornton and the previous independent public accountants in the 2004 fiscal year was approximately $76,194.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of
Independent Auditor

        All the services described above were approved by our Audit Committee. In accordance with the Charter of our Audit Committee and consistent with the policies of the Securities and Exchange Commission, all auditing services and all non-audit services to be provided by any independent auditor of the Company shall be pre-approved by the Audit Committee. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

        The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows a three-year history of the compensation of the Company's President and a two-year history of the compensation of the Company's Chief Financial Officer, who were the only executive officers of the Company (the "Named Executives") serving as such as of the end of 2004 whose total salary and bonus for the year ended December 31, 2004 was in excess of $100,000 for services rendered in all capacities for such year.

		Annual Compensation			Long-term Compensation
Name and Principal Position	Year	Salary	Bonus(3)	Other Annual Compensation(4)	Securities Underlying Options (#)	All Other Compensation
Edmund Ludwig, President and CEO	2004	$220,000	$155,100	$6,000	-0-	-0-
Edmund Ludwig(1)	2003	$190,000	$118,750	$10,361	-0-	-0-
Edmund Ludwig(1)	2002	$170,532	$104,668	$3,721	-0-	-0-

James Armstrong	2004	$139,158	$59,220	-0-	-0-	-0-
James Armstrong	2003	$130,955	$50,625	-0-	-0-	-0-

James Armstrong(2)	2002	$114,034	$44,063	-0-	-0-	-0-

(1)
Mr. Ludwig was President and CEO of the Company in 2002, 2003 and 2004.

(2)
Mr. Armstrong was CFO of the Company from September 25, 2002 to December 31, 2002, 2003 and 2004.

(3)
Bonus paid for the prior fiscal year-end results.

(4)
Includes a payout of one week's earned but unused vacation for 2002 and 2003 and an automobile allowance of $500 per month for one month in 2002 and for the entire years of 2003 and 2004.

Options Grants in Last Fiscal Year

        The Company granted Mr. Ludwig 30,000 options in 2003 and 30,000 options in 2004. The Company granted Mr. Armstrong 12,500 options in 2003 and 15,000 options in 2004.

Aggregated Option Exercised in the Last Fiscal Year and Fiscal Year-End Values

        The following table sets forth information regarding the stock options and option holdings by each of the Company's Named Executives during 2004 and the number and value of unexercised stock options at December 31, 2004. The value of unexercised stock options is based on the closing price of $9.26 per share of Common Stock on December 31, 2004, the last trading day of 2004.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2004 (#)
					Value of Unexercised In-the-Money Options at December 31, 2004 ($)
Name	Shares Acquired on Exercise (#)	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Edmund Ludwig	0	$0	30,000	30,000	$277,800	$277,800
James Armstrong	0	$0	20,625	16,875	$190,987	$156,262

Employment Contracts

        Mr. Edmund D. Ludwig and James Armstrong are both compensated pursuant to employment agreements which may be terminated by either party upon thirty (30) days written notice. Mr. Ludwig was elected President and CEO on December 11, 2001. Mr. Armstrong was appointed CFO on September 25, 2002.

Director Compensation

        Mr. Rubbo, Mr. Lipinski, Mr. Urso and Mr. Fatzinger were paid $21,250, $21,250, $11,250 and $7,750, respectively, during 2004. Each Director also received 1,000 shares of restricted (non-transferable for a period of two (2) years) Company common stock under the 2003 Directors Compensation Plan. Non-employee directors receive a stock option for the purchase of 1,000 shares of Company stock for attending each meeting of the Board of Directors. The option has an exercise price equal to the market price of the Company's stock on the day of the meeting and expires five (5) years from the date of grant. Under the 2003 Directors Compensation Plan, each non-employee director receives a cash stipend for each Board or Committee meeting attended either in person or by telephone as well as 1,000 shares of restricted (non-transferable for a period of two (2) years) common stock on the date of each annual meeting of stockholders at the closing price on the date of the annual meeting. The Chairman of each of the Audit and Compensation Committees also receives a $2,500 quarterly retainer.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own ten percent or more of a registered class of the Company's equity securities, to file reports about their beneficial ownership and changes in ownership of the Company's common stock with the Securities and Exchange Commission and the NASD. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 4 were required, the Company believes that during 2004 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

        None.

ANNUAL REPORT ON FORM 10-K

        A copy of our annual report on Form 10-K (including the financial statements and schedules thereto) as filed with the Securities and Exchange Commission for our most recent fiscal year is included herewith.

OTHER MATTERS

Nominations, Other Business and Deadline for Stockholder Proposals

        Under an amendment to the Company's By-Laws adopted in February 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may nominate a candidate for election as a director at an Annual Meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting, except that if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company's notice of the meeting is first given or announced publicly. With respect to a Special Meeting called to elect directors because the election of directors is not held on the date fixed for the Annual Meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company's notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

        The By-Laws also provide that no business may be brought before an Annual Meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may bring business before an Annual Meeting only by delivering notice to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an Annual Meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

        A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.

OPTELECOM, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and to assist in Board oversight of (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; (3) the qualifications and independence of the Company's independent auditors and (4) the performance of the Company's internal audit functions and independent auditors.

Committee Membership

The Audit Committee shall consist of no fewer than three (3) members of the Board all of whom shall meet the independence, experience and expertise requirements of the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission thereunder. At all times at least one member of the Audit Committee shall be a "financial expert" within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be removed and replaced by the Board.

Committee Powers, Authority, Duties and Responsibilities

  1.
  The Audit Committee shall have the sole authority to appoint the independent auditors to be retained by the Company, approve the compensation of the independent auditors, and be directly responsible, and have the sole authority, for the resolution of disagreements between management and the independent auditors regarding financial reporting and for the discharge or replacement of the independent auditors. The independent auditors shall report to the Audit Committee.

  2.
  The Audit Committee shall approve in advance the provision by the independent auditors of all services whether or not related to the audit, including tax services. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors retained by the Company for the purpose of rendering or issuing an audit report.

  3.
  The Audit Committee shall review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition," the adequacy of internal controls that could significantly affect the Company's financial statements, any material correcting adjustments that have been identified by the independent auditor, any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees. The Audit Committee shall, based on such review, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the past fiscal year.

  4.
  The Audit Committee shall review analyses and reports prepared by management and the independent auditors of significant financial reporting issues and judgments and critical accounting policies and practices in connection with the preparation of the company's financial statements and the ramifications of the use of alternative disclosures and treatments, the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences.

  5.
  The Audit Committee shall review with management and the independent auditors the Company's quarterly financial statements and the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition." The Audit Committee shall also discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

  6.
  The Audit Committee shall review policies and procedures with respect to Company transactions in which officers or directors have an interest; where appropriate, including when their review is requested by management or the independent auditors, review policies and procedures with regard to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the internal audit staff or independent auditors. The Audit Committee shall review all related party transactions and similar matters to the extent required by the Nasdaq Stock Market to be approved by an audit committee or comparable body.

  7.
  The Audit Committee shall meet periodically with management, internal audit staff and the independent auditors to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee shall also review and evaluate the Company's processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas.

  8.
  The Audit Committee shall review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

  9.
  The Audit Committee shall receive periodic reports, at least annually, from the independent auditor regarding the auditors' independence, the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Company, discuss such reports with the auditor, and take appropriate action on any disclosed relationship to satisfy itself of the auditor's independence. The Audit Committee will also establish clear hiring policies for employees or former employees of the independent auditor.

  10.
  The Audit Committee shall evaluate the performance of the independent auditor and, if so determined by the Audit Committee, have the exclusive authority to terminate and replace the independent auditors (subject, if deemed appropriate, to shareholder ratification).

  11.
  The Audit Committee shall review the appointment and replacement of the senior internal auditing executive.

  12.
  The Audit Committee shall review the significant reports to management prepared by the internal auditing department and management's responses thereto

  13.
  The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the annual audit and other examinations of the Company's quarterly, annual and other financial information. The Audit Committee shall also review with internal audit staff and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of internal and external audit resources.

  14.
  The Audit Committee shall obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, which pertains to auditor's responsibility when the auditor discovers an illegal act, has not been implicated.

  15.
  The Audit Committee shall obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of business conduct and ethics.

  16.
  The Audit Committee shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to any such problems or difficulties and to any management letter. Such review should include:

  (a)
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  (b)
  Any changes required in the planned scope of the internal audit.

  (c)
  The internal audit department responsibilities, budget and staffing.

  17.
  The Audit Committee shall review with management, the internal audit department and the independent auditor management's assessment of the adequacy of the internal control structure and procedures of the Company for financial reporting (including any annual report on internal controls required in the annual report to shareholders), the resolutions of any identified material weaknesses in such internal control structure and procedures and the independent auditor's attestation or report on management's assessment of such internal control structure and procedures.

  18.
  The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement and shall receive the information to be provided by the independent auditors for inclusion in the proxy statement, including with regard to fees relating to the audit.

  19.
  The Audit Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of business conduct and ethics. The Audit Committee shall review with corporate compliance officers and internal audit staff, and where appropriate the outside auditors, the Company's policies and procedures regarding compliance with applicable laws and regulations, any significant issues noted during the implementation of such policies and procedures, and any significant changes recommended in the scope of such policies and procedures.

  20.
  The Audit Committee shall review with the Company's general counsel legal and regulatory matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from external counsel, regulators or governmental agencies.

  21.
  The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  22.
  The Audit Committee shall meet at least annually with the chief financial officer and the members of management, the senior internal audit executive and the independent auditors, in separate executive sessions.

  23.
  The Audit Committee may form and delegate authority to subcommittees if determined to be necessary or advisable.

  24.
  The Audit Committee shall make reports to the Board at the next regularly scheduled meeting following the meeting of the Audit Committee accompanied by any recommendation to the Board and shall keep a record of the Audit Committee's acts.

  25.
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  26.
  The Audit Committee shall annually review its own performance.

  27.
  The Audit Committee shall have the authority to engage, and obtain advice and assistance from, outside legal, accounting and other advisers, and the Company shall provide appropriate funding therefor as determined by the Audit Committee.

  28.
  The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities.

  29.
  The Audit Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations of, or implement the policies and procedures recommended by the Audit Committee to assure compliance with, laws and regulations and the Company's code of business conduct and ethics. This is the responsibility of management.

Adopted by the Board of Directors on February 10, 2003.

OPTELECOM, INC.

CHARTER OF THE

Compensation Committee

I.     Committee Purpose

        The purpose of the Compensation Committee (the "Committee") is to determine the compensation arrangements of the Executive Officers of Optelecom, Inc. (the "Company") as identified in the Company's filings with the U.S. Securities and Exchange Commission and such other executive officers as the it deems appropriate (collectively, "Executive Officers"), and to administer and approve grants of options to employees under the Company's Stock Option Plan, as may be amended from time to time. The Committee's objectives are to attract and retain the best possible executive talent, to motivate these Executive Officers to achieve the goals inherent in the Company's business strategy, to link executive and stockholder interests through performance goals and equity-based plans, and to provide a compensation package to the Company's Executive Officers that recognizes individual contributions as well as overall business results.

        The Committee shall strive to ensure that the Company's Executive Officers are fairly compensated in relation to compensation packages provided for executives with comparable positions and responsibilities at comparable public companies.

II.    Committee Composition

        The Committee shall consist of at least three members of the Board of Directors. All members of the Committee shall be non-management directors, one of whom shall serve as Chairman of the Committee.

III.  Committee Responsibilities and Duties

        A.    Compensation. With respect to matters of compensation, the Committee shall:

          1.     Determine the appropriate base salary for the Company's Executive Officers, subject to existing employment agreements, by evaluating the responsibilities of the position held, the individual's experience and by reference to the competitive marketplace for executive talent, and approve any employment agreements and material modifications thereto with such Executive Officers.

          2.     Determine the total amount of bonuses available to be awarded to the Company's employees and the amount of individual bonuses for Executive Officers, taking into account criteria applicable to the Company in general and individuals in particular and by reference to the competitive marketplace for executive talent.

          3.     Make grants of stock options (including making decisions regarding the timing, pricing, amount and other terms of such options) to all employees, taking into account criteria applicable to the Company in general and individuals in particular and by reference to the competitive marketplace for executive talent.

          4.     Review and assess the broad compensation policies, practices and structures for the compensation of Executive Officers. Approve any contractual agreements, and any significant amendments or modifications thereto, for all Executive Officers. The Committee may engage such outside consultants or other experts of its choosing, to assist it in evaluating the Company's executive compensation practices and to advise it on the executive compensation practices of comparable companies.

B-1

          5.     Recommend to the Board of Directors the adoption of any additional stock-based incentive compensation plans that the Committee believes are necessary or desirable.

          6.     Review, assess and approve the benefits program designed and developed for the Executive Officers of the Company. The scope of this function includes only those retirement, health, and other benefit plans unique to the Executive Officers of the Company.

          7.     Provide any required report to stockholders regarding compensation policies or practices involving Executive Officers for inclusion in the Company's proxy statement.

        B.    Report to Board of Directors. The Committee shall provide an annual report to the Board of Directors regarding the status and disposition of the above matters.

B-2

Optelecom, Inc.
Code of Ethics

Optelecom requires that all of its directors and employees abide by the fundamental principles of ethical behavior listed here in performing their duties.

OBEYING THE LAW—We respect and obey the laws, rules and regulations applying to all areas of the world in which we conduct business.

INTEGRITY OF RECORDING AND REPORTING OUR FINANCIAL RESULTS—We properly maintain accurate and complete financial and other business records, and communicate full, fair, accurate, timely and understandable financial results. In addition, we recognize that various officers and employees of Optelecom must meet these requirements for the content of reports to the U.S. Securities and Exchange Commission, other public communications.

RESPECTING HUMAN RIGHTS—We respect human rights and require our suppliers to do the same.

DELIVERING QUALITY—We are committed to producing quality products and services. Our business records and communications involving our products and services are truthful and accurate.

COMPETING ETHICALLY—We gain competitive advantage through superior performance. We do not engage in unethical or illegal trade practices.

RESPECTING DIVERSITY AND FAIR EMPLOYMENT PRACTICES—We are committed to respecting a culturally diverse workforce through practices that provide equal access and fair treatment to all employees on the basis of merit. We do not tolerate harassment or discrimination in the workplace.

AVOIDING CONFLICTS OF INTEREST—We avoid relationships or conduct that might compromise judgment or create actual or apparent conflicts between our personal interests and the interests of Optelecom. We do not use our position to obtain improper benefits for others or ourselves. We will not compete with Optelecom.

PROTECTING OUR ASSETS AND INFORMATION—We use Optelecom property, information and opportunities for Optelecom's business purposes. We properly maintain the confidentiality of information entrusted to us by Optelecom or others.

INSIDE INFORMATION—As a publicly traded company, we have a legal and ethical obligation to assure that all material non-public information is not disclosed to anyone, inside or outside of Optelecom, unless for the specific performance of their job duties, and even then, we must specifically inform them of the fact that the information is not publicly known and must not be revealed.

OFFERING/ACCEPTING GIFTS, ENTERTAINMENT, BRIBES OR KICKBACKS—We do not offer or accept gifts or entertainment of substantial value. We do not offer or accept bribes or kickbacks.

SELLING TO GOVERNMENTS—We comply with the special laws, rules and regulations that relate to government contracts and relationships with government personnel.

POLITICAL CONTRIBUTIONS—We do not make contributions on behalf of Optelecom to political candidates or parties.

REPORTING ETHICAL, LEGAL OR FINANCIAL INTEGRITY CONCERNS—Any person may openly or anonymously report any ethical concern or any potential or actual legal or financial violation, including any fraud, accounting, auditing, tax or record-keeping matter. For reports that are not made anonymously, confidentiality will be maintained to the extent possible while permitting an appropriate investigation.

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Reports may be made openly or anonymously by regular mail to Director, Optelecom Corporate Ethics, 15217 Baileys Lane, Silver Spring, MD 20906. Reports may also be made to the office of the Director—Optelecom Corporate Ethics by telephone through Optelecom's Ethics and Financial Integrity Help Line:

TELEPHONE:

    From the U.S., dial toll free 1-800-826-6762. This call will be anonymous unless the caller identifies himself or herself.

    From all other countries, dial the country-specific Direct Access number that can be found at www.att.com/international_business/dialing-guide/country-diallist.cgi. After dialing the Direct Access number, either an operator or a recorded voice will prompt the caller to dial 1-800-826-6762. This call will be anonymous unless the caller identifies himself or herself.

Optelecom will not permit any retaliation against any employee who reports an ethical, legal or financial concern nor will it discipline any employee for making a report in good faith.

PERSONAL RESPONSIBILITY

Every officer, director and employee has the personal responsibility to read, know and comply with the principles contained in this Code of Ethics. Compliance with these principles is a condition of employment, and failure to comply will result in discipline up to and including termination.

The Board of Directors shall determine, or designate appropriate management personnel to determine, the actions to be taken in the event of violations of the Code of Ethics. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Ethics.

Every officer, director and employee has the duty to bring to the attention of a supervisor or another member of management, or the Director—Optelecom Corporate Ethics, or the Chair of the Audit Committee of the Board of Directors, or directly to the full Board of Directors, any activity that in his or her judgment would violate these principles. Potential violations may be reported to the Board or relevant Committee Chair by mail in care of the Director-Optelecom Corporate Ethics, at the above address. The Director will forward it unopened to the addressee(s).

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ANNUAL MEETING OF SHAREHOLDERS OF

OPTELECOM, INC.

May 2, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	Election of Directors: Nominees for a three-year term ending in 2008: NOMINEES:			2.	To approve increasing the number of shares available under the Optelecom, Inc. 2002 Stock Option Plan from 500,000 shares to 800,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL NOMINEES	☐	Carl Rubbo, Jr.
		☐	Walter R. Fatzinger, Jr.	3.	To transact such other business as may properly before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			In the absence of instructions, shares represented by this proxy will be voted in favor of all proposals.
☐	FOR ALL EXCEPT (See instructions below)			Receipt of the notice of the meeting, the proxy statement and the annual report of the company for the year ended , 2004 is hereby acknowledged.

				YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

OPTELECOM, INC.
BOARD OF DIRECTORS
PROXY FOR
ANNUAL MEETING

        The undersigned hereby appoints James Armstrong and Edmund D. Ludwig or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Optelecom, Inc.

(Continued and to be signed on the reverse side)

QuickLinks

NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS OF OPTELECOM, INC.
OPTELECOM, INC. 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874 PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 2, 2005
CONTENTS
OPTELECOM, INC. 12920 Cloverleaf Center Drive Germantown, MD 20874 (Address of Principal Executive Office) PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held May 2, 2005 GENERAL
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS
ELECTION OF DIRECTORS
Awards Under the Stock Option Plan
Federal Tax Consequences
THE BOARD OF DIRECTORS AND ITS COMMITTEES
EXECUTIVE COMPENSATION
Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
CERTAIN RELATIONSHIPS AND RELATED TRANSACTION
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS
OPTELECOM, INC. AUDIT COMMITTEE CHARTER
OPTELECOM, INC. CHARTER OF THE Compensation Committee
Optelecom, Inc. Code of Ethics